Exhibit 10.1

Windstream Holdings Inc.
2019 KEY EMPLOYEE INCENTIVE PLAN
1.Purpose. This Windstream Holdings Inc. (the “Company”) 2019 Key Employee Incentive Plan (the “Plan”) is designed to align the interests of the Company and eligible key employees of the Company and its subsidiaries.

2.Adoption of the Plan. The Company, intending to be legally bound, hereby adopts the Plan effective as of the date on which the Plan is approved by the bankruptcy court for the Southern District of New York (the “Effective Date”). The Plan shall be in effect from the Effective Date and shall continue until December 31, 2019, unless earlier terminated by the Company in accordance with Section 8(e) (the “Term”). The expiration or termination of the Term shall not in any event reduce or adversely affect (a) any amounts due to any Participant hereunder for any Performance Period ending on or before such date or (b) the Company’s rights under Section 6(e) and Section 8.

3.General. The compensation provided under the Plan is intended to be in addition to all other compensation payable to Participants under any employment agreement in effect with the Company or its direct or indirect subsidiaries.

4.Definitions. For purposes of the Plan:

(a)“Board” means the Company’s Board of Directors.

(b)“Bonus” shall mean the bonus payment payable to a Participant under the Plan for the applicable Performance Period.

(c)“Cause” means “Cause” as defined in any employment, change-in-control or severance agreement between the Participant and the Company or any of its subsidiaries or in any severance plan of the Company or any of its subsidiaries in which the Participant participates, or, if no such agreement or plan exists or such term is not defined therein, “Cause” means the Participant has (i) been convicted of, or pleaded no contest to, a felony, (ii) engaged in conduct which is materially injurious to the Company (including, without limitation, misuse of any funds or other property), (iii) engaged in gross negligence or willful misconduct in the performance of the Participant’s duties for the Company or (iv) willfully refused without proper legal reason to perform the Participant’s duties for the Company after written request for such performance. For purposes of this definition, no act or failure to act will be deemed “willful” unless effected by the Participant not in good faith and without a reasonable belief that his or her action or failure to act was in, or not opposed to, the best interests of the Company or any of its Affiliates.

(d)“Committee” means the Compensation Committee of the Board.

(e)“Company Group” means the Company and its direct and indirect subsidiaries.

(f)“Disability” means “Disability” as defined in any employment, change-in-control or severance agreement between the Participant and the Company or any of its subsidiaries or in any severance plan of the Company or any of its subsidiaries in which the Participant participates, or, if no such agreement or plan exists or such term is not defined therein, “Disability” means a Participant’s inability to perform his or her services for the Company for (i) ninety (90) consecutive days or (ii) one hundred eighty (180) days in any three hundred sixty-five (365)-day period, in either case, due to the Participant’s mental or physical impairment.

(g)“Good Leaver” means a Participant whose employment or service with the Company Group is terminated (i) by the Company for a reason other than Cause, (ii) by the Participant for Good Reason or (iii) due to the Participant’s death or Disability.

(h)“Good Reason” means “Good Reason” as defined in any employment, change-in-control or severance agreement between the Participant and the Company or any of its subsidiaries or in any severance plan of the Company or any of its subsidiaries in which the Participant participates, or, if no such agreement or plan exists or such term is not defined therein, “Good Reason” means any of following, in each case, without the Participant’s written consent: (i) a material breach by Company of any material provision of any material written agreement between the Participant and the Company, (ii) any material diminution in the Participant’s base salary or Target Bonus under this Plan, (iii) any material diminution in the Participant’s authority, duties or responsibilities, or (iv) the Company requiring the Participant to relocate to a primary place of employment that is located more than fifty (50) miles from the Participant’s previous primary place of employment; provided that, prior to the Participant’s termination of employment for Good Reason, the Participant must give written notice to the Company of any Good Reason event within thirty (30) days after the Participant has actual knowledge of the facts or circumstances giving rise thereto and such event must remain uncorrected for thirty (30) days following such written notice. Any termination for “Good Reason” following such thirty (30)-day cure period must occur within thirty (30) days of the expiration of such cure period.

(i)“Participant” shall have the meaning ascribed thereto in Section 5 hereof.

(j)“Participation Agreement” means the agreement or notification provided to a Participant granting the Participant the opportunity to earn a Bonus under the Plan.

(k)“Performance Goals” means the goals established by the Committee for each Performance Period with respect to each of the Performance Metrics, which will be consist of: (i) Threshold Goals, (ii) Target Goals and (iii) Maximum Goals ((i) through (iii), collectively, the “Base Performance Goals”). For purposes of the catch-up payments described in Section 6(b), “Performance Goals” will consist of: (i) Cumulative Threshold Goals, (ii) Cumulative Target Goals and (iii) Cumulative Maximum Goals ((i) through (iii), collectively, the “Cumulative Performance Goals”).

(l)“Performance Metric” means the specific performance criteria with respect to which Performance Goals were established for the Performance Period; provided that each Performance Metric shall be adjusted on a pro forma basis to take into account any acquisitions or dispositions consummated during the Performance Period. To the extent relevant, the Performance Metrics shall be adjusted on a pro forma basis to exclude costs and benefits associated with the Company’s restructuring.

(m)“Performance Period” means each of (i) January 1, 2019 through June 30, 2019 (“1H 2019”); (ii) July 1, 2019 through September 30, 2019 (“3Q 2019”); and (iii) October 1, 2019 through December 31, 2019 (“4Q 2019”).

(n)“Section 409A” means Section 409A of the Internal Revenue Code of 1986, as amended.

(o)“Target Bonus” means the target bonus specified in the Participant’s Participation Agreement for the applicable Performance Period.

5.Eligible Participants. Each person designated by the Committee from time to time shall be a Participant under the Plan and eligible to receive a Bonus with respect to each Performance Period.

6.Term of Participation.

(a)Performance Period Measurement. Subject to the provisions of the Plan and any Participation Agreement, each Participant shall earn a Bonus as of the end of each Performance Period, depending upon the extent to which the Base Performance Goals have been achieved for such Performance Period.

(b)Cumulative Measurement. In addition to the measurement of achievement of Base Performance Goals under Section 6(a), achievement of the Cumulative Performance Goals shall be measured at the end of 2019; and a “catch-up” payment will be made to the extent the Company achieves the Cumulative Performance Goals for 2019. The amount of the catch-up payment will be equal to the excess of (i) the Bonus payable for 2019 based on the achievement of the applicable Cumulative Performance Goals for 2019, over (ii) the sum of the aggregate amount of Bonuses earned and paid or payable to the Participant for 1H 2019, 3Q 2019, and 4Q 2019.

(c)Performance Metrics; Performance Goals; and Calculation of Bonus Payouts.

(i)Exhibit A sets forth: (A) the Performance Metrics applicable to the Performance Periods and (B) the percentage of a Participant’s Target Bonus payable upon achievement of the applicable Performance Goals for a given Performance Metric. The Performance Goals for each Performance Metric for each Performance Period will be set forth in each Participant’s Participation Agreement.

(ii)The amount of a Participant’s Bonus shall be based on: (A) the Participant’s Target Bonus that has been approved by the Committee and included in the Participant’s Participation Agreement and (B) the level of achievement of the applicable Performance Goals for the Performance Metrics for a particular Performance Period.

(d)Continued Employment. Except as set forth below, to earn a Bonus for any Performance Period, a Participant must remain employed by the Company Group through the date on which the Bonus for the applicable Performance

Period is paid (the “Vesting Date”). Except as set forth in this Section 6(d), a Participant whose employment with the Company Group terminates for any reason before the Vesting Date shall forfeit the right to any Bonus for that Performance Period. Notwithstanding the foregoing, a Participant who becomes a Good Leaver during a Performance Period shall be entitled to: (i) payment of 100% of his or her Deferred Bonus(es) (as defined in Section 7 hereof) within fifteen (15) days of his or her termination date and (ii) a pro-rata portion (based on the percentage of the Performance Period the Participant was engaged by the Company Group) of the Participant’s Bonus that would otherwise have been earned for such Performance Period, paid in full (without deferral of any portion) at the applicable time specified in Section 7.

(e)Clawback. If a Participant’s employment with the Company Group terminates before December 31, 2019 (other than in a Good Leaver termination), the Participant will be required to repay, within ten (10) days of such termination, the After-Tax Value of the Excess Bonuses, if any, to the Company. For this purpose, (i) “Excess Bonuses” means the sum of the Bonus paid to the Participant for each Performance Period in excess of the Participant’s Target Bonus for that Performance Period; and (ii) “After-Tax Value” of the Excess Bonuses means (A) the Excess Bonuses reduced by (B) the amount of payroll or income taxes actually withheld from such Excess Bonuses. By way of example, if a Participant’s Target Bonus for each Performance Period was $100 and the Participant was paid $150 for Period 1, $90 for Period 2 and $125 for Period 3, the Participant’s Excess Bonuses would be $75 ($50 for Period 1, $0 for Period 2 and $25 for Period 3).

7.Performance Certification. Promptly after the end of each Performance Period, the Committee shall certify the degree to which the applicable Performance Goals have been achieved and the amount of Bonus payable to each Participant hereunder. In determining achievement of the Performance Goals, the Committee shall consider the Special Items (as defined and in the manner described in Item 3 of the Committee’s resolutions dated April 12, 2019). Any Bonus required to be made under the Plan shall be paid on a fully-vested basis by the Company as soon as possible after the end of the applicable Performance Period, but in any event by (a) August 31, 2019 for 1H 2019; (b) November 30, 2019 for 3Q 2019; and (c) February 29, 2020 for 4Q 2019 and, if applicable, for 2019 pursuant to Section 6(b); provided that one-half of a Participant’s Bonus for the applicable Performance Period shall be payable on the earlier of (i) the date of the Company’s emergence from Chapter 11 bankruptcy proceedings and (ii) March 1, 2020 (the “Deferred Bonus”).

8.Plan Administration. The Plan shall be administered by the Committee. The Committee is given full authority and discretion within the limits of the Plan to establish such administrative measures as may be necessary to administer and attain the objectives of the Plan and may delegate the authority to administer the Plan to an officer of the Company. The Committee (or its delegate, as applicable) shall have full power and authority to construe and interpret the Plan and any interpretation by the Committee shall be binding on all Participants and shall be accorded the maximum deference permitted by law.

(a)All rights and interests of Participants under the Plan shall be non-assignable and nontransferable, and otherwise not subject to pledge or encumbrance, whether voluntary or involuntary, other than by will or by the laws of descent and distribution. In the event of any sale, transfer or other disposition of all or substantially all of the Company’s assets or business, whether by merger, stock sale, consolidation or otherwise, the Company may assign the Plan.

(b)Any payment to a Participant in accordance with the provisions of the Plan shall, to the extent thereof, be in full satisfaction of all claims against the Company Group related to the Plan, and the Company may require Participant, as a condition precedent to such payment, to execute a receipt and release to such effect.

(c)Payment of amounts due under the Plan shall be provided to Participant in the same manner as Participant receives his or her regular paycheck or by mail at the last known address of Participant in the possession of the Company, at the discretion of Committee. The Company may deduct all applicable taxes and any other withholdings required to be withheld with respect to the payment of any award pursuant to the Plan.

(d)The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to ensure the payment of any award provided for hereunder. Bonus payments shall not be considered as extraordinary, special incentive compensation, and it will not be included as “earnings,” “wages,” “salary,” or “compensation” in any pension, welfare, life insurance, or other employee benefit plan or arrangement of the Company Group.

(e)The Company, in its sole discretion, shall have the right to modify, supplement, suspend or terminate the Plan at any time; provided that, except as required by law, in no event shall any amendment or termination adversely affect the rights of Participants regarding any Bonus for a Performance Period that has commenced as of the date of such action without the prior written consent of the affected Participants; and provided, further, that in the event of a termination of the Plan partway through a Performance Period, each Participant shall be entitled to a pro-rata portion (based on the percentage of the Performance Period completed prior to the Plan termination date) of the Bonus that would otherwise have been earned for such Performance

Period. Subject to the foregoing, the Plan shall terminate upon the satisfaction of all obligations of the Company or its successor entities hereunder.

(f)Nothing contained in the Plan shall in any way affect the right and power of the Company to discharge any Participant or otherwise terminate his or her employment at any time or for any reason or to change the terms of his or her employment in any manner.

(g)Except as otherwise provided under the Plan, any expense incurred in administering the Plan shall be borne by the Company.

(h)Captions preceding the sections hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision hereof.

(i)The administration of the Plan shall be governed by the laws of Arkansas, without regard to the conflict of law principles of any state. Any persons or corporations who now are or shall subsequently become parties to the Plan shall be deemed to consent to this provision.

(j)The Plan is intended to either comply with, or be exempt from, the requirements of Section 409A. To the extent that the Plan is not exempt from the requirements of Section 409A, the Plan is intended to comply with the requirements of Section 409A and shall be limited, construed and interpreted in accordance with such intent. Notwithstanding the foregoing, in no event whatsoever shall the Company be liable for any additional tax, interest, income inclusion or other penalty that may be imposed on a Participant by Section 409A or for damages for failing to comply with Section 409A.

* * * * * * * *

Exhibit A
Performance Metrics and Determination of Bonus Payouts

1. Payable if the Threshold Goal for a Performance Metric is Achieved:	50% of the Applicable Portion of the Participant’s Target Bonus
2. Payable if the Target Goal for a Performance Metric is Achieved:	100% of the Applicable Portion of the Participant’s Target Bonus
3. Payable if the Maximum Goal for a Performance Metric is Achieved:
200% of the Applicable Portion of the Participant’s Target Bonus, provided that the payable amount shall be 175% of the Applicable Portion of the Participant’s Target Bonus if the applicable Performance Metric is Adjusted OIBDAR

4. Payable if the Cumulative Threshold Goal for a Performance Metric is Achieved:	50% of the Applicable Portion of the Participant’s aggregate Target Bonus for 2019
5. Payable if the Cumulative Target Goal for a Performance Metric is Achieved:	100% of the Applicable Portion of the Participant’s aggregate Target Bonus for 2019
6. Payable if the Cumulative Maximum Goal for a Performance Metric is Achieved:
200% of the Applicable Portion of the Participant’s aggregate Target Bonus through for 2019, provided that the payable amount shall be 175% of the Applicable Portion of the Participant’s Target Bonus if the applicable Performance Metric is Adjusted OIBDAR

7. Portion of Applicable Portion Payable if Achievement is in Between Period or Cumulative Goals for a Performance Metric:
The percentage of the Applicable Portion of the Participant’s Target Bonus will be calculated on the basis of straight-line interpolation for performance in between threshold, target and maximum performance goals

(i)	Performance Metric:	Broad Company Performance
Applicable Portion of Target Bonus:		60%

(ii)	Performance Metric:	Strategic Goals
Applicable Portion of Target Bonus:		40%

WINDSTREAM HOLDINGS INC.
2019 KEY EMPLOYEE INCENTIVE PLAN
PARTICIPATION AGREEMENT

TO:    [NAME]
FROM:    [NAME]
DATE:    [DATE], 2019

RE:	Participation in the Windstream Holdings Inc. 2019 Key Employee Incentive Plan
We are pleased to advise you that you will be eligible to receive a Bonus payment pursuant to the Windstream Holdings Inc. (along with its subsidiaries, the "Company") 2019 Key Employee Incentive Plan (the “Plan”) for each Performance Period. Terms used herein (in this “Participation Agreement”) with initial capital letters have the meanings set forth in the Plan, and this Participation Agreement shall be, in all respects, subject to the terms and conditions of the Plan. A copy of the Plan as in effect of the date hereof has been furnished to you, and you agree to be bound by the terms and conditions of the Plan and this Participation Agreement. In the event of any conflict between the terms and conditions of this Participation Agreement and the Plan, the terms and conditions of the Plan shall control.

1.	Target Bonus. Your Target Bonus for each Performance Period is $[•].

2.
Performance Goals; Bonus Payable. Your Bonus for each Performance Period, if any, is calculated by reference to your Target Bonus and will be earned (i) depending upon the extent to which the Performance Goals have been achieved for such Performance Period, as specified on Exhibit A, in accordance with the terms and conditions of the Plan, and (ii) only if you are employed by the Company on the date on which the Bonus for the applicable Performance Period is paid. A "catch-up" payment may be made with respect to overall performance for 2019 to the extent the Company achieves or exceeds the Cumulative Performance Goals for 2019. Except as described in Section 3 below, you will not earn the Bonus for the applicable Performance Period if your employment terminates for any reason before the payment date for such Performance Period.

3.
Good Leaver. Notwithstanding the foregoing, if you are a Good Leaver during a Performance Period, you will be entitled to a pro rata portion (based on the percentage of the Performance Period you were employed by or providing services to the Company) of the Bonus that you otherwise would have earned for such Performance Period.

4.
Condition to Participation. As a condition of your participation in the Plan, you hereby forfeit any and all short-term and long-term incentive awards previously granted to you in 2019, and you hereby acknowledge and agree that you will not participate in the Performance Incentive Compensation Plan or any other short-term or long-term incentive plan or program until further notice from the Company.

Nothing contained in the Plan shall in any way affect the right and power of any member of the Company Group to discharge or otherwise terminate your employment at any time and for any or no reason. Your rights under this Participation Agreement and any interest in or right to the Bonus payment, if any, may not be transferred or assigned by you, other than by will or by the laws of descent and distribution. The Company will deduct all applicable taxes and any other withholdings required to be withheld with respect to the payment of any Bonus pursuant to the Plan.
To the extent applicable, the Company intends for the Bonus payment for each Performance Period to either comply with, or be exempt from, the requirements of Section 409A. To the extent that the Bonus payment for the applicable Performance Period is not exempt from the requirements of Section 409A, the Bonus payment is intended to comply with the requirements of Section 409A and shall be limited, construed and interpreted in accordance with such intent. Notwithstanding the foregoing, in no event whatsoever shall any member of the Company Group be liable for any additional, tax, interest, income inclusion or other penalty that may be imposed on you by Section 409A or for damages for failing to comply with Section 409A.

We greatly appreciate your contributions to the Company and look forward to working together with you towards the Company's future successes. If you have any questions regarding this Participation Agreement, please contact the VP-Compensation & Benefits. Please accept the terms and conditions of the Participation Agreement by signing as the Participant below.

PARTICIPANT	WINDSTREAM HOLDINGS, INC.

By:
Name:	Name:
Its:

Exhibit A (will populate with above numbers)

(i)	Performance Metric:	Adjusted OIBDAR
	Applicable Portion of Target Bonus:	60%

Performance Period:	1H 2019	3Q 2019	4Q 2019
Period Threshold Goal
Period Target Goal
Period Maximum Goal
2019
Cumulative Threshold Goal
Cumulative Target Goal
Cumulative Maximum Goal

(ii)	Performance Metric:	Enterprise Strategic Revenue
	Applicable Portion of Target Bonus:	20%

Performance Period:	1H 2019	3Q 2019	4Q 2019
Period Threshold Goal
Period Target Goal
Period Maximum Goal
2019
Cumulative Threshold Goal
Cumulative Target Goal
Cumulative Maximum Goal

(iii)	Performance Metric:	Net Broadband Adds
	Applicable Portion of Target Bonus:	20%

Performance Period:	1H 2019	3Q 2019	4Q 2019
Period Threshold Goal
Period Target Goal
Period Maximum Goal
2019
Cumulative Threshold Goal
Cumulative Target Goal
Cumulative Maximum Goal

Exhibit A1

(i)	Performance Metric:	Enterprise & Wholesale Contribution Margin
	Applicable Portion of Target Bonus:	60%

Performance Period:	1H 2019	3Q 2019	4Q 2019
Period Threshold Goal
Period Target Goal
Period Maximum Goal
2019
Cumulative Threshold Goal
Cumulative Target Goal
Cumulative Maximum Goal

(ii)	Performance Metric:	Enterprise Strategic Revenue
	Applicable Portion of Target Bonus:	20%

Performance Period:	1H 2019	3Q 2019	4Q 2019
Period Threshold Goal
Period Target Goal
Period Maximum Goal
2019
Cumulative Threshold Goal
Cumulative Target Goal
Cumulative Maximum Goal

(iii)	Performance Metric:	Enterprise & Wholesale Revenue
	Applicable Portion of Target Bonus:	20%

Performance Period:	1H 2019	3Q 2019	4Q 2019
Period Threshold Goal
Period Target Goal
Period Maximum Goal
2019
Cumulative Threshold Goal
Cumulative Target Goal
Cumulative Maximum Goal

1Note to Draft: For the President-Enterprise & Wholesale.

Exhibit A2

(i)	Performance Metric:	Kinetic Contribution Margin
	Applicable Portion of Target Bonus:	60%

Performance Period:	1H 2019	3Q 2019	4Q 2019
Period Threshold Goal
Period Target Goal
Period Maximum Goal
2019
Cumulative Threshold Goal
Cumulative Target Goal
Cumulative Maximum Goal

(ii)	Performance Metric:	SMB Revenue
	Applicable Portion of Target Bonus:	20%

Performance Period:	1H 2019	3Q 2019	4Q 2019
Period Threshold Goal
Period Target Goal
Period Maximum Goal
2019
Cumulative Threshold Goal
Cumulative Target Goal
Cumulative Maximum Goal

(iii)	Performance Metric:	Net Broadband Adds
	Applicable Portion of Target Bonus:	20%

Performance Period:	1H 2019	3Q 2019	4Q 2019
Period Threshold Goal
Period Target Goal
Period Maximum Goal

Cumulative Threshold Goal	N/A	N/A
Cumulative Target Goal	N/A	N/A
Cumulative Maximum Goal	N/A	N/A

2 Note to Draft: For the President-Kinetic.